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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our reports dated November 15, 2000 included in Hologic, Inc.'s Form 10-K for each of the three years ended September 30, 2000.


                                        /s/ Arthur Andersen LLP

Boston, Massachusetts
April 30, 2001